INVENTORY (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
INVENTORY
Raw materials	$ 3,012	$ 1,792
Work in progress	5,195
Finished goods	6,603	4,734
Total current inventories	14,810	6,526
Inventories recognized as part of cost of revenues	7,700	5,200
Inventories, at net realisable value	$ 300	$ 400